(NASDAQ:BFCF)
Prepared: October 12, 2004

FORWARD-LOOKING STATEMENTS
PLEASE READ CAREFULLY This presentation contains forward-looking statements within the meaning of Section 27A of the Securities act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. These include, but are not limited to risks and uncertainties associated with the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services and the operations, products and services of its controlled entities and entities in which it has non-control investments. Forward-looking statements relating to BFC’s activities as a diversified holding company that invests in diverse operating businesses are subject to a number of risks and uncertainties, including that the past performance of investments may not be indicative of future performance; that net asset value calculations, current value of investment calculations and implied returns are based, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future; that the success of BFC’s strategy is dependent on the performance of not only its investments but the general performance of the various industries in which it chooses to invest and, therefore, is currently dependent on the general success of the banking, real estate and home building, investment banking, restaurant and related industries; that BFC or its subsidiaries may not have sufficient resources or available cash to make investments; that BFC shareholders or its interests will be diluted in transactions utilizing stock for consideration; and that appropriate investment opportunities on reasonable terms and at reasonable prices may not be available. Further, this document contains forward-looking statements with respect to the operations of BankAtlantic which are subject to a number of risks and uncertainties, including, but not limited to: the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; the success of any new lines of business in which it may engage; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; increases in costs associated with regulatory compliance; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on its activities and the value of its assets; BankAtlantic’s denovo branch expansions, branch renovation, seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs. Further, this document contains forward-looking statements with respect to Ryan Beck, which are subject to a number of risks and uncertainties, including, but not limited to: the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; the volatility of the stock market and fixed income markets including the market’s impact on Ryan Beck’s trading activities; and the success of any new lines of business in which it may engage. Further, this document contains forward-looking statements with respect to the operations of Levitt, which are subject to additional risks and uncertainties including those relating to the market for real estate generally and in the areas where Levitt has developments; the availability and price of land suitable for development; the consummation of acquisitions of properties under contract; increases in materials prices, labor costs and interest rates; Levitt’s ability to timely deliver homes out of backlog; Levitt’s ability to successfully integrate its recent acquisition of Bowden and any future acquisitions; and the impact of environmental factors and governmental regulations. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive. 2

Building Foremost Companies 3

OVERVIEW
• A diversified holding company based in Fort Lauderdale, Florida
• Interests in:
–Retail & commercial banking –Regional investment bank & brokerage –Homebuilding –Master planned community development –Time share & vacation ownership –International themed restaurant chain –Miscellaneous real estate and venture capital investments 4

OVERVIEW NASDAQ: BFCF Shares Outstanding million1$22.2 Market Capitalization million2$240.7 Notes: 1 Fully diluted weighted average shares outstanding for the six months ended June 30, 2004. 2 Average market capitalization for the period September 1, 2004 to October 5, 2004. 5

SUMMARY OF BFC’S STRATEGY • Invest in and acquire mid-market companies • Partner with superior management teams • Long term investor 6

BFC’S STRATEGY ADVANTAGES • Long term philosophy • Support and empower management • Provide Board of Directors oversight and infrastructure • Oversee allocation of capital and new investments • Facilitate third party financing and add on acquisitions • BFC as public company vs. private equity firms • Unique access to investment opportunities 7

BFC STOCK PERFORMANCE — 1999-2004 $14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00
6/28/04 – Added to Russell 2000 5/25/04 – 25% stock dividend 3/1/04 – 25% stock dividend 12/1/03 – 25% stock dividend 6/17/03 – 15% stock dividend 5/5/03 — BFCF listed on NASDAQ
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 8

BFC’S MARKET CAPITALIZATION GROWTH 2001-2004 (IN MILLIONS OF DOLLARS) $262.0 $240.7 $232.2 Compound Annual Growth Rate (CAGR) = 75%
$51.8 $46.4
Avg. Mkt. Cap 12/31/01 12/31/02 12/31/03 6/30/04 (9/1/04-10/5/04) 9

BFC RELATIVE SHARE PERFORMANCE SINCE
ANNUAL RETURNS 1997 – 2004(a)
15.4% 3.7% 2.5% BFC NASDAQ S&P 500
Notes: (a) Percentages represent annualized returns data as per Bloomberg L.P. for the period November 1997 to August 2004. 10

DIVERSE HOLDINGS

BFC’s DIVERSE HOLDINGS ORGANIZATIONAL CHART (NASDAQ:BFCF) 22% 16.6% 5%* Misc. Real Estate & Venture Capital Partnerships 100% 100% 100% 37% *Assumes conversion of preferred stock investment 12

RETAIL BANKING

(NYSE:BBX) 14

BANKATLANTIC BANCORP NYSE:BBX A Florida based financial services holding company Retail and Commercial Banking Investment Banking and Retail Brokerage 15

OVERVIEW • Founded in 1952 • $5.4 billion in assets • Largest Florida headquartered bank with 74 branches • $3.3 billion in deposits • BFC owns approximately 22% of BankAtlantic Bancorp 16

BANKATLANTIC BANCORP BANKATLANTIC BRANCH LOCATIONS 17

BANKATLANTIC STRATEGY • Increase Low Cost deposits by: a) Florida’s Most Convenient Bank initiative b) Driving growth through service – not rate c) Strong sales and marketing culture • Grow Lending Units through Conforming 1- 4 Family, Commercial Real Estate, Small Business and Consumer No Credit Card, International, Syndication, or Indirect lending • Maintain high performance credit characteristics 18

BANKATLANTI "Florida’s Most Convenient Bank” • Seven Day Branch Banking • Extended Weekday Hours • 24/7 “live” Customer Service • Open Most Holidays • Free Checking • Free Online Banking • Unique Banking Experience • Dozens of New Deposit product bells and whistles 19

FLORIDA’S MOST CONVENIENT BANK 20

FLORIDA’S MOST CONVENIENT BANK 21

FLORIDA’S MOST CONVENIENT BANK 22

NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* 175,000 145,000 99,000 43,000 2001 2002 2003 2004 Estimate
2001 2002 2003 2004 Estimate *Demand, Savings, NOW accounts comprise Low Cost Deposits 23

BANKATLANTIC BANCORP INCOME FROM CONTINUING OPERATIONS(a) (In millions of dollars)
CAGR = 28% 88%
$38.6 $22.5 $19.2 $18.6 $20.6 $38.8
2000 2001 2002 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: — CAGR: Compound Annual Growth Rate (a) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle. 24

BANKATLANTIC BANCORP STOCK PERFORMANCE (NYSE:BBX)
CAGR = 28%
$18.54 $13.91 $6.59 $6.87 $2.64
12/29/2000 12/31/2001 12/31/2002 12/31/2003 Average Price (9/1/04 – 10/5/04) Notes: -CAGR: Compound Annual Growth Rate 25

INVESTMENT BANKING& BROKERAGE 26

Excellence in Financial Services 27

OVERVIEW • Founded in 1946 • Full-service investment banking and brokerage firm • Approximately 500 financial consultants • Serving clients from 39 offices in 14 states 28

39 Offices in 14 States 29

REVENUE (In millions of dollars)
CAGR = 60% 22%
$220.1 $139.9 $131.3 $107.9 $53.7 $46.1
2000 2001 2002 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: — CAGR: Compound Annual Growth Rate 30

INCOME FROM CONTINUING OPERATIONS(a) (In millions of dollars)
CAGR = 120% 348%
$12.1 $9.6 $2.7 $0.9 ($1.3) ($2.4)
2000 2001 2002 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: — CAGR: Compound Annual Growth Rate
(a) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle. 31

HOME BUILDING& MASTER PLANNED COMMUNITY DEVELOPMENT 32

(NYSE:LEV) 33

OVERVIEW • Homebuilding and master planned community development with primary activities in Florida • BFC owns approximately 17% of Levitt Corporation • Conducts its operations primarily through Levitt and Sons and Core Communities 34

• America’s Oldest Home Builder (1929) • William J. Levitt, Father of suburbia • Developer of Levittowns in New York, New Jersey and Pennsylvania • Residential Builder of over 200,000 homes 35

Building a Proud Legacy 36

HOMEBUILDING DIVISION Currently developing 13 communities in Florida. Excludes Joint Ventures 37

BACKLOG OF SIGNED CONTRACTS(a) (In millions of dollars)
CAGR = 69% 77%
$553.5(b) $458.8 $312.5 $167.5 $125.0 $94.8
487 584 824 2,053 2,352 (b) 1,480
12/31/2000 12/31/2001 12/31/2002 12/31/2003 6/30/2003 6/30/2004
Units
Notes: — CAGR: Compound Annual Growth Rate
(a) Excludes joint ventures. Backlog based on actual contract prices. Average sales price of future sales will vary based upon the mix of Active Adult and Family homes. (b) Includes revenues and units of Bowden Homes from date of acquisition, April 28, 2004. 38

LAND DIVISION • Developer of Master Planned Communities • Residential tracts delivered to Levitt and Sons and independent builders • Independent builders include Lennar, Pulte and Toll Brothers

LAND DIVISION
St. Lucie County was the fastest-growing* market in the U.S. in 2003. *Percentage change from 2002 in single-family home permits. Source: U.S. Census 40

CORE COMMUNITIES • Original 4,600-acre Master Planned Community • 6th fastest selling Master Planned Community in USA in 2003* • Location of PGA Golf Course • Location of New York Mets spring training stadium • 9,000-acre Master Planned Community • 5 miles of frontage on Interstate 95 • Expected to include approx. 20,000 residential units • Expected to include approx. 8.0 million square feet of commercial space * Source: Robert Charles Lesser & Co. 41

CORE COMMUNITIES REVENUE(a) (In millions of dollars)
$53.9 $55.0 $56.6 $32.6 $21.6 $16.0
2000 2001 2002 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: (a) Includes land sales to Levitt and Sons division. 42

CORE COMMUNITIES NET INCOME(a) (In millions of dollars)
CAGR = 31% 212%
$17.8 $14.9 $11.0 $5.7 $4.9 $3.5
2000 2001 2002 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: — CAGR: Compound Annual Growth Rate
(a) Includes profits from land sales to Levitt and Sons division. 43

LEVITT CORPORATION CONSOLIDATED FINANCIAL RESULTS

CONSOLIDATED REVENUE(a) (In millions of dollars)
CAGR = 98% 101%
$285.5 $243.4 $209.4 $144.3 $121.0 $106.0 $18.5
1999 2000 2001 2002 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: -CAGR: Compound Annual Growth Rate (a) Excludes interest and other revenue 45

CONSOLIDATED NET INCOME (In millions of dollars)
CAGR = 61% 175%
$26.8 $26.7 $19.5 $9.7 $7.0 $7.5 $4.0
1999 2000 2001 2002 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: -CAGR: Compound Annual Growth Rate 46

LEVITT CORPORATION STOCK PRICE(a) (NYSE:LEV)
35% 10-month Increase
$22.70 $16.81
12/16/03 Average Price (9/1/04 – 10/5/04)
Notes: (a) LEV started trading on a “when issued” basis on December 16, 2003. 47

TIME SHARE & VACATION OWNERSHIP 48

www.bluegreen-corp.com (NYSE:BXG) 49

OVERVIEW Bluegreen was founded in 1972 and has 2 principal businesses -
• Bluegreen Communities
- Develops and markets retail “homesites” in planned residential and golf communities
• Bluegreen Resorts - 18 vacation ownership resorts in seven states and Aruba - Approximately 128,000 Vacation Ownership Interests (VOI) owners 50

BLUEGREEN CORPORATION TOTALREVENUE(a) (In millions of dollars)
CAGR = 24% 39%
$438.5 $339.8 $285.1 $260.6 $187.7
CY 2001 CY 2002 CY 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: - CAGR: Compound Annual Growth Rate
(a) Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December March 31, 2002 respectively. Calendar Year (CY) amounts calculated to amounts calculated to reflect twelve full months. 51

BLUEGREEN CORPORATION NET INCOME(a) (In millions of dollars)
CAGR = 63% 66%
$25.8 $13.8 $10.8 $9.7 $8.3
CY 2001 CY 2002 CY 2003 6 Mos. Ended 6/30/03 6 Mos. Ended 6/30/04
Notes: — CAGR: Compound Annual Growth Rate
(a) Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal Years 2001 and 2002 ended on April 1, 2001 and March 31, 2002 respectively. Calendar Year (CY) amounts calculated to reflect twelve full months. 52

BLUEGREEN CORPORATION PRICE PER SHARE
CAGR = 36%
$10.74 $4.99 3/31/2002 Avg. Price 9/1/04 – 10/5/04 53

INTERNATIONAL THEMED RESTAURANT CHAIN

(NASDAQ:BNHN/BNHNA)

OVERVIEW •Founded in 1964, largest operator in United States of teppanyaki-style Japanese restaurants •Current operations: - 56 Benihana (owned) - 23 Benihana (franchised) - 5 Haru - 8 RA Sushi 56

OVERVIEW Transaction History • BFC agreed to purchase $20 million of Benihana convertible preferred stock • $10 million purchased July, 2004 with the remaining $10 million to be purchased in subsequent tranches after July 1, 2005 • Preferred stock has voting rights and 5% annual dividend 57

FUTURE STRATEGY

OVERVIEW • Invest in and acquire mid-market businesses • Partner with superior management • Long-term investor • Prefer control investments • Diverse industries 59

BFC’S STRATEGY TYPES OF TRANSACTIONS • Public or private companies • Adopt orphans/white knight role • Divestiture of subsidiary by larger company • Family business seeking to monetize holdings but retain management control • Going private transactions and management buyouts • Change of control transactions • Large minority purchases 60

SUMMARY 61

BFC STOCK PERFORMANCE — 1999-2004
$14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00
6/28/04 – Added to Russell 2000 5/25/04 – 25% stock dividend 3/1/04 – 25% stock dividend 12/1/03 – 25% stock dividend 6/17/03 – 15% stock dividend 5/5/03 — BFCF listed on NASDAQ
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 62

BFC STOCK PERFORMANCE THRU 10/12/04 One Year 66.44% Three Year 62.43% Five Year 37.62% 63

BFC’s DIVERSE HOLDINGS ORGANIZATIONAL CHART (NASDAQ:BFCF)
22% 16.6% 5%*
Misc. Real Estate & Venture Capital Partnerships 100% 100% 100% 37%
*Assumes conversion of preferred stock investment 64